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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 24, 2005



                                 Dillard's, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



                 1-6140                                 71-0388071
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        (Commission File Number)                      (I.R.S. Employer
                                                     Identification No.)

           1600 Cantrell Road
          Little Rock, Arkansas                             72201
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (501) 376-5200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)




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Item 2.02 Results of Operations and Financial Condition.

On May 24, 2005, the registrant issued a press release announcing its financial results for the 13 weeks ended April 30, 2005. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following document is furnished as an Exhibit.

Exhibit No.      Exhibit

Exhibit 99.1     Press Release, dated May 24, 2005


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DILLARD'S, INC.



DATED: May 24, 2005                         By:     James I. Freeman
       ------------                         -----------------------------
                                            Name:   James I. Freeman
                                            Title:  Senior Vice President
                                            & Chief Financial Officer



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                                  EXHIBIT INDEX

    Exhibit No.                Description
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       99.1       Press Release dated May 24, 2005.